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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 23, 2003
                                        ----------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      1-15827                38-3519512
         --------                      -------                ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


   17000 Rotunda Drive, Dearborn, Michigan                      48120
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------



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ITEM 5.   OTHER EVENTS.

         On January 23 2003, we issued a press release relating to our fourth quarter and fiscal year 2002 results. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.          Description
-----------          -----------
99.1                 Press release dated January 23, 2003










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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION



Date:  January 23, 2003                     By:   /s/Stacy L. Fox
                                                -------------------------------
                                                 Stacy L. Fox
                                                 Senior Vice President,
                                                 General Counsel and Secretary






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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.               Description                    Page
-----------               -----------                    ----
Exhibit 99.1           Press Release dated
                       January 23, 2003